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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: May 24, 2005
(Date of earliest event reported)

                    Banc of America Mortgage Securities, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                      333-118843                36-4514369
(State or other jurisdiction      (Commission File No.)         (IRS Employer
      of incorporation)                                      Identification No.)

201 North Tryon Street, Charlotte, North Carolina                        28255
      Address of principal executive offices                          (Zip Code)

       Registrant's telephone number, including area code (704) 387-8239

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. Other Events

     Attached as an exhibit are Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Banc of America Securities LLC which are hereby filed pursuant to such letter.

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ITEM 9.01 Financial Statements and Exhibits

     (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.         Description
-----------------   -----------
       (99)         Collateral Term Sheets prepared by Banc of America
                    Securities LLC in connection with Banc of America
                    Alternative Loan Trust 2005-5 Mortgage Pass- Through
                    Certificates, Series 2005-5

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BANC OF AMERICA MORTGAGE
                                             SECURITIES, INC.

May 24, 2005


                                             By: /s/ Judy Lowman
                                                 -------------------------------
                                                 Judy Lowman
                                                 Vice President

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                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.   Description                                         Electronic (E)
-----------   -----------                                         --------------
    (99)      Collateral Term Sheets prepared by Banc of                 E
              America Securities LLC in connection with Banc of America Alternative Loan Trust 2005-5 Mortgage
              Pass - Through Certificates, Series 2005-5

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